UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 1, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105, Roseland, New Jersey 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    Departure of Directors or Certain Officers.

                On October 1, 2020, Harmel S. Rayat notified RenovaCare, Inc. (the “Company”) by letter that he would resign as a member of the Board of Directors (the “Board”) and as Chairman of the Board effective October 1, 2020. Mr. Rayat advised the Company that his resignation was not due to any disagreements between him and the Company on any matter relating to the Company's operations, policies or practices. The Board accepted Mr. Rayat’s resignation at a special meeting thereof held on October 1, 2020.

                In accordance with the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Rayat with a copy of the disclosures that it is making in response to this Item 5.02 no later than the date of filing this Form 8-K with the SEC and will provide Mr. Rayat with the opportunity to furnish the Company, as promptly as possible, with a letter addressed to the Company stating whether Mr. Rayat agrees with the statements made by the Company in response to this Item 5.02 and, if not, stating the respects in which he does not agree.

                On October 1, 2020, the Board elected Alan L. Rubino, the Company’s President and Chief Executive Officer and member of the Board, to also serve as the Company’s Chairman of the Board, until his successor shall have been duly elected or his earlier resignation or removal.

Section 7 Regulation FD

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on October 5, 2020 announcing the director resignation described in Item 5.02(a) above. The press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            The information in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Number	Description
17.1	Resignation Letter dated October 1, 2020 from Mr. Harmel S. Rayat.
17.2	Supplemental Letter dated October 1, 2020 from Mr. Harmel S. Rayat.
99.1	Press Release dated October 5, 2020 titled: RenovaCare Elects Alan L. Rubino to Chairman of the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 6, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer